UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2010 (November 15, 2010)

Willamette Valley Vineyards, Inc.
(Exact name of Company as specified in its charter)

Oregon	0-21522	93-0981021

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8800 Enchanted Way SE
Turner, OR 97392
(Address of principal executive offices)

(503) 588-9463
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

c
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On November 15, 2010, Willamette Valley Vineyards, Inc. (the “Company”) agreed to raise the base annual salary of James W. Bernau, its President, from $200,000 to $235,000, retroactive to July 1, 2010. No other changes were made to Mr. Bernau’s employment arrangement with the Company.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

WILLAMETTE VALLEY VINEYARDS, INC.

Date: November 19, 2010	By:	/s/ JAMES W. BERNAU

James W. Bernau
President